UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 2005

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

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           Nevada                      000-49735                  87-0642947
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


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                               570 Del Rey Avenue
                               Sunnyvale, CA 94085

               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (408) 636-1020


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.      Entry into a Material Definitive Agreement.

         On November 4, 2005, we issued 7% convertible debentures in an aggregate principal amount of $2.0 million and associated warrants to an institutional investor pursuant to a securities purchase agreement dated as of October 25, 2005. The debentures have a term of three years and mature on November 4, 2008. The debentures pay interest at the rate of 7% per annum, payable quarterly on January 1, April 1, July 1 and October 1 of each year. We may, in our discretion, elect to pay interest on the debentures in cash or in shares of our common stock.
         The debentures issued pursuant to the securities purchase agreement are convertible at any time at the option of the holder into shares of our common stock at a price of $0.40 per share, subject to adjustment as set forth therein. If, after the eleventh month anniversary of the issuance date of the debentures, the closing price for our common stock for any 30 consecutive trading days exceeds $1.00, we may, within one trading day after the end of such period, require the holders of the debentures to immediately convert all or part of the then outstanding principal amount of their debentures.
         Upon the occurrence of certain events of default, the full aggregate principal amount of the debentures, together with interest and other amounts owing, becomes immediately due and payable.
         Pursuant to the securities purchase agreement, the institutional investor received warrants to purchase an aggregate of 2,500,000 shares of our common stock. The warrants have an exercise price, subject to certain adjustments, of $0.40 per share and are exercisable at any time on or prior to the fifth anniversary date of the warrants. We also issued to the institutional investor additional short term warrants to purchase up to an aggregate of 2,500,000 shares of our common stock. The warrants have an exercise price, subject to certain adjustments, of $0.40 per share and are exercisable at any time prior to the earlier of December 4, 2006 and six months after the effective date of the registration statement we will file with the SEC to register the shares of common stock issuable upon conversion of the debentures or exercise of the warrants. The warrants do not grant the holders thereof any voting or other rights of our stockholders.
         We have issued 7% convertible debentures in the aggregate principal amount of $7,000,000 and warrants to purchase an aggregate of 17,500,000 shares of our common stock pursuant to the securities purchase agreement dated October 25, 2005 in closings on October 25, 2005, October 31, 2005 and November 4, 2005. We do not anticipate any further closings under this agreement.
         We have paid Stonegate Securities, Inc., the placement agent for this debenture financing, total agency fees of $525,000 and issued to Stonegate Securities, a five-year warrant to purchase 1,225,000 shares of our common stock at an exercise price, subject to certain adjustments, of $0.40 per share pursuant to the terms of a placement agency agreement. The forms of placement agency agreement and warrant are attached as exhibits 10.8 and 4.5, respectively, to the Form 8-K we filed on September 1, 2005 to report the initial sale of debentures and warrants on August 31, 2005.
         In connection with the issuance of the 7% convertible debentures and the warrants, we entered into a registration rights agreement with the



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purchasers of the debentures. The registration rights agreement grants registration rights to holders of shares of our common stock issuable upon conversion of the 7% convertible debentures and upon exercise of the warrants. Pursuant to the registration rights agreement, we are required to file a registration statement under the Securities Act of 1933 covering the resale of the registrable securities. We will pay all expenses incurred in connection with the registration described above, except for underwriting discounts and commissions.
         The disclosure schedules for this closing are attached hereto as
Exhibit 10.13. The final versions of the securities purchase agreement, registration rights agreement and form of 7% convertible debenture are attached hereto as Exhibits 10.12, 4.12 and 4.11, respectively. The form of common stock purchase warrant and form of short term common stock purchase warrant are attached as exhibits to the Form 8-K we filed on October 31, 2005 to report the sale of 7% debentures and warrants on October 25, 2005. The press release announcing this closing is attached hereto as Exhibit 99.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The  disclosure   provided  in  Item  1.01  of  this  Form  8-K  is  hereby
incorporated by reference into this Item 2.03 with respect to the terms and sale of, and the financial obligations created by, the 7% convertible debentures.

Item 3.02.      Unregistered Sales of Equity Securities.

         The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the terms and sale of the 7% convertible debentures and the warrants. The sale of the debentures and issuance of the warrants were made pursuant to Section 4(2) of the Securities Act of 1933, as amended. The closing of the sale of the debentures and issuance of the warrants occurred on November 4, 2005. We intend to use the net proceeds from the sale of the securities for working capital and general corporate purposes.

Item 9.01.      Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit
Number
-------

4.11       Form of 7% Convertible Debenture.

4.12 Registration Rights Agreement, dated as of October 25, 2005, by and among the Registrant and the purchasers signatory thereto.

10.12 Securities Purchase Agreement, dated as of October 25, 2005, by and among Registrant and the purchasers identified on the signature pages thereto.


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10.13      Disclosure Schedules.

99.1       Press Release.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        INTRAOP MEDICAL CORPORATION


Date:  November 8, 2005                 By: /s/ Donald A. Goer
                                            ------------------
                                            Donald A. Goer
                                            Chief Executive Officer



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                                  EXHIBIT INDEX


4.11     Form of 7% Convertible Debenture.

4.12 Registration Rights Agreement, dated as of October 25, 2005, by and among the Registrant and the purchasers signatory thereto.

10.12 Securities Purchase Agreement, dated as of October 25, 2005, by and among Registrant and the purchasers identified on the signature pages thereto.

10.13    Disclosure Schedules.

99.1     Press Release.